UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2012

CIBER, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13103	38-2046833
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6363 South Fiddler’s Green Circle, Suite 1400, Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 220-0100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On February 23, 2012, CIBER, Inc. (the “Company”) issued a press release relating to the Company’s earnings for the fourth quarter of fiscal year 2011 (the “Earnings Release”).  A copy of the Earnings Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.  The information furnished under this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

In connection with the issuance of the Earnings Release, the Company is holding a public conference call and webcast on February 23, 2012 at 9:00 a.m. Mountain Time.  Information regarding access to the conference call and webcast is set forth in the Earnings Release.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 20, 2012, the Board of Directors of CIBER, Inc. promoted Rick Genovese, age 57, to Executive Vice President — Chief Operating Officer.  Mr. Genovese was most recently the Company’s Executive Vice President and head of North America’s operations.

Mr. Genovese joined CIBER in September 2011 to lead North American operations, overseeing all business processes including strategy, sales, solutions, client relationships, delivery and financial performance.  He has 30 years of experience with top IT consulting and services businesses including IBM Global Services, Price Waterhouse Coopers (“PWC”) and Electronic Data Systems (“EDS”).  Mr. Genovese has extensive global experience and was a member of both IBM’s Global Business Services Leadership and PWC’s Global Partnership Council for Consulting Services.  At IBM, Mr. Genovese served as General Manager of Application Services for the Americas, the largest offering group within IBM’s Global Business Services.  Prior to that, he was General Manager of the IBM Business Process Outsourcing practice for the Americas and also Managing Partner of the Communications Consulting Sector for IBM Global Business Services.  He joined IBM through its acquisition of PWC in 2002.  Mr. Genovese was admitted as a partner at PWC in 1990, and was Managing Partner of Business Process Outsourcing for the Americas at the time of the acquisition.  He also served as Managing Partner for the Global Energy Consulting Practice for PWC. He began his career at EDS, where he was a principal.  Mr. Genovese graduated from Loyola University.

As Executive Vice President — Chief Operating Officer of the Company, Mr. Genovese will receive an annual base salary of $480,000 (“Base Salary”).  Mr. Genovese will also continue to be eligible to participate in the Company’s equity incentive compensation program and annual cash incentive bonus plan, pursuant to which Mr. Genovese will be eligible for an annual bonus of 90% of his Base Salary if annual bonus base targets are achieved.

A copy of the press release announcing the appointment is attached as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01(d).  Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release dated February 23, 2012 Reporting Fourth Quarter 2011 Results.
99.2	Press Release dated February 23, 2012 Announcing Rick Genovese Promoted to COO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CIBER, INC.

Date: February 23, 2012	By:	/s/ Claude J. Pumilia
Claude J. Pumilia
Chief Financial Officer, Executive Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 23, 2012 Reporting Fourth Quarter 2011 Results.
99.2	Press Release dated February 23, 2012 Announcing Rick Genovese Promoted to COO.